UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Underwriting Agreement

On March 14, 2024, in connection with a global secondary offering comprised of (i) a registered public offering in the United States (the “U.S. Public Offering”) of ordinary shares of Anheuser-Busch InBev SA/NV (“ABI”), without nominal value (“Ordinary Shares”), and Ordinary Shares represented by American depositary shares (“ADS”) and (ii) a concurrent private placement of Ordinary Shares in the European Economic Area to “qualified investors” within the meaning of Regulation (EU) 2017/1129 and in the United Kingdom (the “UK”) to any legal entity that is a qualified investor within the meaning of Regulation (EU) 2017/1129 as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended, and an offer of Ordinary Shares, including Ordinary Shares represented by ADSs, in other countries outside of the United States in which, and only to those persons to whom, offers of Ordinary Shares (or Ordinary Shares represented by ADSs) may lawfully be made (the “Private Placement” and together with the U.S. Public Offering, the “Secondary Offering”), Altria Group, Inc. (“Altria”) and ABI entered into an underwriting agreement with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and J.P. Morgan SE, as representatives (the “Representatives”) of several underwriters named therein (the “Underwriters” and such agreement, the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, Altria agreed to sell to the Underwriters 35,000,000 Ordinary Shares, to be delivered in the form of 12,250,000 ADSs at a price of $59.9625 per share and 22,750,000 Ordinary Shares at a price of €54.76575 per share. The public offering price was $61.50 per ADS in the Secondary Offering, corresponding to €56.17 per Ordinary Share in the Secondary Offering. The Secondary Offering closed on March 19, 2024. In connection with the Secondary Offering, Altria granted the Underwriters an option to purchase up to 5,250,000 additional ADSs, exercisable within 30 days following the date of the Underwriting Agreement.

Share Repurchase Agreement

On March 13, 2024, Altria entered into a share repurchase agreement with ABI (the “Share Repurchase Agreement”), pursuant to which and conditioned upon the closing of the Secondary Offering and certain other customary conditions, Altria agreed to sell to ABI, and ABI agreed to purchase from Altria, $200 million of Ordinary Shares in a private transaction at the price per Ordinary Share equal to the lesser of (i) the per share price to be paid by the Underwriters to Altria in connection with the U.S. Public Offering and (ii) the highest price permitted by applicable Belgian law (the “Share Repurchase”). Altria and ABI completed the Share Repurchase of 3,335,417 Ordinary Shares on March 19, 2024 at the price per Ordinary Share equal to $59.9625.

As of March 13, 2024, Altria owned approximately 197 million shares of ABI, representing approximately 10% ownership. As of March 19, 2024 and upon completion of the Secondary Offering and the Share Repurchase, Altria owned approximately 159 million shares of ABI, which represented approximately 8.1% ownership of ABI.

Copies of the Underwriting Agreement and the Share Repurchase Agreement are attached as Exhibits 99.1 and 99.2, respectively, and incorporated by reference in this Current Report on Form 8-K. The above descriptions of the Underwriting Agreement and the Share Repurchase Agreement are qualified in their entirety by reference to the full text of such agreements.

Accelerated Share Repurchase

On March 15, 2024, Altria entered into accelerated share repurchase (“ASR”) transactions under separate agreements with each of Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC (collectively, the “ASR Agreements”), to repurchase an aggregate of $2.4 billion (the “Repurchase Price”) of Altria common stock (“Common Stock”). The ASR transactions are part of Altria’s existing share repurchase program, which was expanded to $3.4 billion in connection with the Secondary Offering and the Share Repurchase and is expected to be completed by December 31, 2024. Share repurchases depend on marketplace conditions and other factors, and the program remains subject to the discretion of Altria’s Board of Directors.

Under the terms of the ASR Agreements, on March 19, 2024, Altria paid the Repurchase Price and received shares of Common Stock with aggregate value of approximately 85% of the Repurchase Price based on the closing price per share of the Common Stock on March 15, 2024. The total number of shares of Common Stock to be repurchased under the ASR Agreements will be based on volume weighted-average prices of the Common Stock during the terms of the ASR transactions less a discount and subject to certain adjustments pursuant to the terms of the ASR Agreements. Upon final settlement of each ASR transaction, which we expect to occur no later than June 30, 2024, Altria may be entitled to receive additional shares of Common Stock from the applicable bank counterparty or, under certain circumstances specified in the ASR Agreements, Altria may be required to deliver shares of Common Stock or make a cash payment, at its option, to the applicable bank counterparty. The ASR transactions are scheduled to terminate in the second quarter of 2024, but each may conclude earlier than its scheduled termination date at the election of the applicable bank counterparty.

Each of the bank counterparties to the ASR Agreements and their affiliates have various relationships with Altria and its subsidiaries involving the provision of financial services, including cash management, investment banking and trust services.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that are subject to various risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, the total number of shares of Common Stock to be delivered at the final settlement of the ASR transactions, the estimated timing of the final settlement of the ASR transactions and the expected timing of completion of Altria’s expanded share repurchase program. Factors that may cause actual results to differ include prevailing economic, market or business conditions or changes in such conditions. Other risk factors are detailed from time to time in Altria’s publicly filed reports, including its Annual Report on Form 10-K for the year ended December 31, 2023. These forward-looking statements speak only as of the date of this Form 8-K. Altria assumes no obligations to provide any revisions to, or update, any forward-looking statements contained in or implied by this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Underwriting Agreement, dated as of March 14, 2024, by and among Altria Group, Inc., Anheuser-Busch InBev SA/NV, Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and J.P. Morgan SE, as representatives of the several underwriters named therein (incorporated by reference to Exhibit 99.8 to the Schedule 13D/A filed by Altria Group, Inc. on March 14, 2024)

99.2	Share Repurchase Agreement, dated as of March 13, 2024, by and among Altria Group, Inc. and Anheuser-Busch InBev SA/NV (incorporated by reference to Exhibit 99.1 to the Current Report on Form 6-K filed by Anheuser-Busch InBev SA/NV on March 13, 2024)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ Steven D’Ambrosia
Name:	Steven D’Ambrosia
Title:	Vice President and Controller

DATE: March 19, 2024

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